GLOBALINK, INC.
                           EMPLOYEE STOCK OPTION PLAN















\\\DC - 63353/3 - 0567211.01

TABLE OF CONTENTS

                                                       Page

1.   PURPOSE                                           1
2.   DEFINITIONS                                       1
3.   ADMINISTRATION                                    3
3.1. Board                                             3
3.2. Committee                                         3
3.3. No Liability                                      3
4.   STOCK                                             4
5.   ELIGIBILITY                                       4
6.   EFFECTIVE DATE AND TERM                           4
6.1. Effective Date                                    4
6.2. Term                                              4
7.   GRANT OF OPTIONS                                  4
8.   OPTION AGREEMENTS                                 5
9.   OPTION PRICE                                      5
10.  TERM AND EXERCISE OF OPTIONS                      5
10.1.Term                                              5
10.2.Option Period and Limitations on Exercise         5
10.3.Change in Control                                 6
10.4.Method of Exercise                                6
11.  TRANSFERABILITY OF OPTIONS                        7
11.1.Transferability of Options                        7
11.2.Family Transfers.                                 8
12.  TERMINATION OF SERVICE RELATIONSHIP               8
13.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY        8
13.1.Death                                             8
13.2.Disability                                        9
14.  USE OF PROCEEDS                                   10
15.  SECURITIES LAWS                                   10
16.  EXCHANGE ACT: RULE 16b-3                          11
16.1.General                                           11
16.2.Compensation Committee                            11
16.3.Restriction on Transfer of Stock                  11
17.  AMENDMENT AND TERMINATION                         11
18.  EFFECT OF CHANGES IN CAPITALIZATION               12
18.1 Changes in Stock                                  12
18.2.Reorganization With Corporation Surviving         12
18.3.Other Reorganizations; Sale of Assets or Stock    12
18.4.Adjustments                                       13
18.5.No Limitations on Corporation                     13
19.  WITHHOLDING                                       13
20.  DISCLAIMER OF RIGHTS                              13


\\\DC - 63353/3 - 0567211.01

21.  NONEXCLUSIVITY                                    14
22.  NONCOMPETITION                                    14
23.  GOVERNING LAW.                                    14

                                GLOBALINK, INC.
                           EMPLOYEE STOCK OPTION PLAN








                  Globalink, Inc., a Delaware corporation (the "Corporation"), sets forth herein the terms of the Employee Stock Option Plan (the "Plan") as follows:

1.    PURPOSE
                  The  Plan  is  intended  to  advance  the   interests  of  the
Corporation by providing eligible individuals, persons and entities (as designated pursuant to Section 5 hereof) an opportunity to acquire or increase a proprietary interest in the Corporation, which thereb will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries and will encourage such eligible individuals, persons and entities to continue to service the Corporation. Each stock option granted under the Plan is not intended to be an Incentive Stock Option within the meaning of
Section 422 of the Code.

2.    DEFINITIONS
      For purposes of interpreting the Plan and related documents (including Option Agreements), the following definitions shall apply:
                       2.1 "Affiliate" means Globalink, Inc. and any company or other trade or business that is controlled by or under common control with the Corporation, (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of the Corporation within the meaning of Rule 405 of Regulation C under the 1933 Act.
                       2.2 "Board" means the Board of Directors of the Corporation.
                       2.3 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
                       2.4 "Committee" means the Compensation Committee of the Board which must consist of no fewer than two members of the Board and shall be appointed by the Board.
                       2.5      "Corporation" means Globalink, Inc.
                       2.6 "Effective Date" means the date of adoption of the Plan by the Board.
                       2.7 "Employer" means Globalink, Inc. or other Affiliate which employs the designated recipient of an Option.
                       2.8 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.


\\\DC - 63353/3 - 0567211.01

                       2.9 "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing price of the shares of Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board in good faith.
                       2.10 "Grant Date" means the later of (i) the date as of which the Committee approves the grant and (ii) the date as of which the Optionee and the Corporation or Affiliate enter the relationship resulting in the Optionee being eligible for grants.
                       2.11 "Immediate Family Members" means the spouse, children and grandchildren of the Optionee.
                       2.12 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.
                       2.13 "Option Agreement" means the written agreement evidencing the grant of an Option hereunder.
                       2.14 "Optionee" means a person who holds an Option under the Plan.
                       2.15 "Option Period" means the period during which Options may be exercised as defined in Section 10.
                       2.16 "Option Price" means the purchase price for each share of Stock subject to an Option.
                       2.17 "Plan" means the Globalink, Inc. Employee Stock Option Plan.
                       2.18 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.
                       2.19 "Stock" mean the shares of common stock, par value $.01 per share, of the Corporation.
                       2.20 "Subsidiary" means any "subsidiary corporation" of the Corporation within the meaning of Section 425(f) of the Code.

3.    ADMINISTRATION

3.1.  Board
      The Plan shall be administered by the Board which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final, binding and conclusive.

3.2.  Committee
                  If the Board so delegates, the Plan may be administered by the Committee appointed by the Board, which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

3.3.  No Liability
                  No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Option grant d or Option Agreement entered into hereunder.

4.    STOCK
                  The stock that may be issued pursuant to Options granted under the Plan shall be Stock, which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,400,000 shares of Stock, which number of shares is subject to adjustment as provided in
Section 20 hereof. If any Option expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.


\\\DC - 63353/3 - 0567211.01

5.    ELIGIBILITY
                  Options may be granted under the Plan to (i) any officer or key employee of the Corporation or any Subsidiary (including any such fficer or key employee who is also a director of the Corporation or any Subsidiary) or
(ii) any other individual, person or entity whose participation in the Plan is determined to be in the best interests of the Corporation by the Committee. An individual, person or entity may hold more than one Option, subject to such restrictions as are provided herein.

6.    EFFECTIVE DATE AND TERM

6.1.  Effective Date
                  The Plan shall become effective as of the date of adoption by the Board.

6.2.  Term
                  The Plan shall terminate on the date 10 years after the effective date.

7.    GRANT OF OPTIONS
                  Subject to the terms and conditions of the Plan, the committee may, at any time and from time to time prior to the date of termination of the Plan, grant to such eligible individuals, person or entities as the Committee may determine options to purchase such number of shares of stock on such terms and conditions as the Committee may determine. Without limiting the foregoing, the Committee may at any time, with the consent of the optionee, amend the terms of outstanding options or issue new options in exchange for the surrender and cancellation of outstanding options. the date on which the committee approves the grant of an option (or such later date as is specified by the committee) shall be considered the date on which such option is granted.

8.    OPTION AGREEMENTS
                  All Options granted pursuant to the Plan shall be evidenced by written agreements to be executed by the Corporation and the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, tha all such Option Agreements shall comply with all terms of the Plan.

9.    OPTION PRICE
                  The purchase price of each share of Stock subject to an Option shall be fixed by the Committee and stated in each Option Agreement. The Option Price shall be not less than the greater of par value or 50 percent of the Fair Market Value of a share of the Stock covered by the Option on the date the Option is granted (as determine in good faith by the Committee).

10.   TERM AND EXERCISE OF OPTIONS

10.1. Term
                  Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of 10 years from the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option.

10.2. Option Period and Limitations on Exercise
                  Each Option granted under the Plan shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Option Agreement relating to such Option. Without limitation of the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discret on provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the Option Agreement relating to such Option. Any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option.

10.3. Change in Control
                  In the event of a "Change of Control", all non-vested Options outstanding under the Plan shall become immediately exercisable. For purposes of this Plan, "Change of Control" means:
                  (a) execution by the Corporation of an agreement for the merger of the Corporation into or with another corporation, the result of which would be that the stockholders of the Corporation at the time of execution of such agreement would own less than 49% of the total equity of the corporation surviving the merger; or
                  (b) the sale of assets of the Corporation having an aggregate book value of 40% or more of the total book value of all assets of the Corporation as shown on the then most recent annual audited financial statement of the Corporation; or


\\\DC - 63353/3 - 0567211.01

                  (c) a change of control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, provided that, without limitation, such a change of control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% of the Corporation's then outstanding securities; or (ii) during any two (2) year period, individuals who at the beginning of such period constitute the Board of Directors, together with any new directors elected or appointed during the period whose election or appointment resulted from a vacancy on the Board of Directors caused by the retirement, death, or disability of a director and whose election or appointment was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of the period, cease for any reason to constitute a majority thereof;

and provided further that no such change of control shall be deemed to have occurred if prior to such transaction the full Board of Directors of the Company shall by at least a two-thirds vote have specifically approved such transaction and determined that such transaction does not constitute a Change in Control for purposes of Options granted under the Plan

10.4. Method of Exercise
                  An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Committee and set forth in the Option Agreement pertaining to an Option, (a) in cash or by certified check payable to the order of the Corporation; (b) through the tender to the Corporation of shares of Stock, which shares, if acquired from the Corporation, have been owned for at least six (6) months and which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (c) by a combination of the methods described in Sections 10.4(a) and 10.4(b) hereof; provided, however, that the Committee may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 18 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

11.   TRANSFERABILITY OF OPTIONS

      11.1.    Transferability of Options
               Except as provided in Section 11.2, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

      11.2.    Family Transfers.
               Subject to the terms of the applicable Option Agreement, an Optionee may transfer all or part of an Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section 11.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11.2 hereof the term "Optionee" shall be deemed to refer the transferee. The events of termination of the Service Relationship of Sections 12 and 13 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Section 10.3.

12.   TERMINATION OF SERVICE RELATIONSHIP
                  The Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitatio s on exercise set forth in Section 10.2 hereof), in the event of termination of employment or other relationship of the Optionee with the Corporation or a Subsidiary, exercise an Option, in whole or in part, at any time subsequent to such termination of employment or other


\\\DC - 63353/3 - 0567211.01
relationship and prior to termination of the Option pursuant to Section 10.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10.2 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment or other relationship with the Corporation or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter employed or commences a relationship with the Corporation or any other Subsidiary.

13.   RIGHTS IN THE EVENT OF DEATH OR DISABILITY

13.1. Death
                  If an Optionee dies while employed by, or in a service relationship with, the Corporation or a Subsidiary or within the period following the termination of employment or other relationship during which the Option is exercisable under Section 12 or 13.2 hereof, the executors, administrators, legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section
10.2 hereof), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10.1 hereof, to exercise any Option held by such Optionee at the date of such Optionee's death, to the extent such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Committee may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of an Optionee, the executors, administrators, legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 10.2 hereof), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10.2 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

13.2. Disability
                  If an Optionee terminates employment or other relationship with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e) (3) of the Code) of such Optionee, then such Optionee shall have the r ght (subject to the general limitations on exercise set forth in Section 10.2 hereof), at any time within one year after such termination of employment or other relationship and prior to termination of the Option pursuant to Section 10.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment or other relationship, to the extent such Option was exercisable immediately prior to such termination of employment or other relationship; provided, however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 10.2 hereof), in the event of the termination of employment or other relationship of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 10.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10.2 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

14.   USE OF PROCEEDS
                  The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

15.   SECURITIES LAWS
                  The Corporation shall not be required to sell or issue any shares of St ck under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Corporation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to the Corporation that the Optionee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Corporation shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be


\\\DC - 63353/3 - 0567211.01
exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.   EXCHANGE ACT: RULE 16b-3

16.1. General
                  The Plan is intended to comply with Rule 16b-3 ("Rule 16b-3") (and any successor thereto) under the Exchange Act. Any provision inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Committee (constituted in accordance with Section 16.2 hereof), be inoperative and void.

16.2. Compensation Committee
                  The Committee appointed in accordance with Section 3.2 hereof shall consist of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and uring all periods of service on the Committee) in all respects as a "non-employee director" as defined in Rule 16b-3.

16.3. Restriction on Transfer of Stock
                  No director, officer or other "insider" of the Corporation subject to Section 16 of the Exchange Act shall be permitted to sell Stock (which such "insider" had received upon exercise of an Option) during the six months immediately following the grant of such Option.

17.            AMENDMENT AND TERMINATION
                  The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (inc uding, without limitation, Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval.
                  Except as permitted under Section 18 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair rights or obligations under any Option theretofor granted under the Plan.

18.   EFFECT OF CHANGES IN CAPITALIZATION

18.1  Changes in Stock
                  If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

18.2. Reorganization With Corporation Surviving
                  Subject to Section 18.3 hereof, if the Corporation shall be the surviving entity in any reorganization, merger or consolidation of the Corporation with one or more other entit es, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

18.3. Other Reorganizations; Sale of Assets or Stock
                  Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon a sale of substantially all of the assets of the Corporation to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which th Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 51 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall continue and/or be assumed, or there shall be a substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to


\\\DC - 63353/3 - 0567211.01
the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Committee shall send written notice of an event covered by this Section not later than the time at which the Corporation gives notice thereof to its stockholders.

18.4. Adjustments
                  Adjustments under this Section 18 relatin to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

18.5. No Limitations on Corporation
                  The grant of an Option pursuant to the Plan shall not a fect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

19.   WITHHOLDING
      The Corporation or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that an Optionee realizes ordinary income in connection with the exercise of an Option. The Corporation or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to an Optionee, and upon demand the Optionee will promptly pay to the Corporation or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents.

20.   DISCLAIMER OF RIGHTS
                  No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any emp oyment or other relationship between any individual and the Corporation or any Subsidiary. The obligation of the Corporation to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

21.   NONEXCLUSIVITY
                  Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individu ls or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

22.   NONCOMPETITION
      The Corporation may retain the right in an Option Agreement to cause a forfeiture of the shares or gain realized by an Optionee on account of the Optionee taking actions in "competition with the Corporation," as defined in the applicable Option Agreement. Furthermore, the Corporation may, in the Option
Agreement, retain the right to annul the grant of an Option or to cause a forfeiture of the shares or gain realized by an Optionee if the holder of such grant was an employee of the Corporation or a Subsidiary and is terminated "for cause," as defined in the applicable Option Agreement.

23.   GOVERNING LAW.
      This Plan and all Options to be granted hereunder shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).







       The Plan was duly adopted and approved by the Board on _________________, 199__ .


\\\DC - 63353/3 - 0567211.01

                                GLOBALINK, INC.
                           EMPLOYEE STOCK OPTION PLAN
                      NON-INCENTIVE STOCK OPTION AGREEMENT

TABLE OF CONTENTS



1. GRANT OF OPTION..........................................................1
2. TERMS OF PLAN............................................................1
3. OPTION PRICE.............................................................2
4. VESTING IN OPTIONS.......................................................2
(a) General.................................................................2
(b) Change in Control.......................................................2
5. TERM AND EXERCISE OF OPTION..............................................3
(a) Term....................................................................3
(b) Option Period and Limitations on Exercise...............................3
(c) Limitations on Exercise of Option.......................................3
(d) Method of Exercise......................................................4
6. TERMINATION OF THE SERVICE RELATIONSHIP..................................5
(a) Termination of Employment or Other Relationship.........................5
(b) Rights in the Event of Death............................................5
(c) Rights in the Event of Disability.......................................5
7. TRANSFERABILITY..........................................................6
8. PARACHUTE LIMITATIONS....................................................6
9. REQUIREMENTS OF LAW......................................................7
10. EFFECT OF CHANGES IN CAPITALIZATION.....................................8
(a) Changes in Stock........................................................8
(b) Reorganization in Which the Corporation Is the Surviving Corporation....8
(c) Dissolution, Liquidation, Sale of Assets, Reorganization in Which the
    Corporation Is Not the Surviving Corporation, Etc.......................9
(d) Adjustments.............................................................9
(e) No Limitations on Corporation...........................................9
11. DISCLAIMER OF RIGHTS....................................................9
12. FORFEITURE OF RIGHTS....................................................10
13. CAPTIONS................................................................10
14. WITHHOLDING OF TAXES....................................................10
15. SEVERABILITY............................................................10
16. INTERPRETATION OF THIS STOCK OPTION AGREEMENT...........................11
17. GOVERNING LAW...........................................................11
18. BINDING EFFECT..........................................................11
19. NOTICE..................................................................11
20. ENTIRE AGREEMENT........................................................12

                                GLOBALINK, INC.
                           EMPLOYEE STOCK OPTION PLAN
                      NON-INCENTIVE STOCK OPTION AGREEMENT



         This Stock Option Agreement is made as of ______________, 1997, by and between Globalink, Inc., a Delaware corporation (the "Corporation"), and _________ an individual who is employed by, or providing services to, the Corporation or one of its Affiliates (the "Optionee").

         WHEREAS, the Board of Directors of the Corporation have duly adopted and approved the Globalink, Inc. Employee Stock Option Plan (the "Plan ), which Plan authorizes the Corporation to grant to eligible individuals options for the purchase of shares of the Corporation's Common Stock, par value $.01 per share (the "Stock"); and

         WHEREAS, the Corporation has determined that it is desirable and in its best interests to grant to the Optionee, pursuant to the Plan, an option to purchase a certain number of shares of Stock, in order to provide the Optionee with an incentive to advance the interests of the Corporation and any ffiliate thereof;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1. GRANT OF OPTION
                  Subject to the terms of the Plan  (attached  hereto as Exhibit
B) the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions set forth in the Plan and in this Option Agreement, and subject to the vesting Exhibit Attached hereto as Exhibit A; ________ shares of Stock. This Option shall not constitute an incentive stock option within the meaning of
Section 422 of the Intern l Revenue Code of 1986, as amended (the "Code"). The date of grant of this Option is __________, 1997, the date on which the grant of the Option was approved by the Compensation Committee of the Board of Directors of the Corporation (the "Committee").

2. TERMS OF PLAN
                  The Option granted pursuant to this Stock Option Agreement is granted subject to the terms and conditions set forth in the Plan. All terms and conditions of the Plan are hereby incorporated into this Stock Option Agreement by reference and shall be deemed to be part of this Stock Option Agreement, without regard to whether such terms and conditions are not otherwise set forth in this Stock Option Agreement. To t e extent any capitalized words used in this Stock Option Agreement are not defined, they shall have the definitions stated for them in the Plan. In the event that there is any inconsistency between the provisions of this Stock Option Agreement and of the Plan, the provisions of the Plan shall govern.

3. OPTION PRICE
                  The purchase price (the "Option Price") for each share subject to the Option granted by this Stock Option Agreement is $3.44 which amount is the Option Price.

4. VESTING IN OPTIONS

(a) General
                  The Option becomes vested in accordance with the attached Exhibit A if the Optionee has been providing services to the Corporati n or any of its Affiliates continuously from the date of grant to the vesting dates. Service for this purpose includes service as an employee, director, advisor or consultant providing bona fide services to the Corporation or any of its Affiliates. For purposes of this Stock Option Agreement, termination of service would not be deemed to occur if the Optionee, after terminating service in one capacity, continues to provide service to the Corporation or any of its Affiliates in another capacity. Termination of service is sometimes also referred to herein as termination of employment or other relationship with the Corporation or any of its Affiliates.

(b) Change in Control
                  In the event of a "Change in Control" as defined below, the Option becomes vested as to one hundred percent (100%) of the shares purchasable pursuant to the Option. "Change of Control" means:
                  (a) execution by the Corporation of an agreement for the merger of the Corporation into or with another corporation, the result of which would be that the stockholders fo the Corporation at the time of execution of such agreement would own less than 49% of the total equity of the corporation surviving the merger; or
                  (b) the sale of assets fo the Corporation having an aggregate book value of 40% or more of the total book value of all assets of the Corporation as shown on the then most recent annual audited financial statement of the Corporation; or
                  (c) a change of control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A Promulgated under the Exchange Act, provided that, without limitation, such a change of control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% of the Corporation's then outstanding securities; or (ii) during any two (2) year period, individuals who at the beginning of such period constitute the Board of Directors, together with any new directors elected or appointed during the period whose election or appointment resulted from a vacancy on the Board of Directors caused by the retirement, death, or disability of a director and whose election or appointment was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of the period, cease for any reason to constitute a majority thereof; and provided further that no such change of control shall be deemed to have occurred if prior to such transaction the full Board of Directors of the Company shall by at least a two-thirds vote have specifically approved such transaction and determined that such transaction does not constitute a Change in Control for purposes of Options granted under the Plan.

5. TERM AND EXERCISE OF OPTION

(a) Term
                  The Option shall te minate and all rights to purchase the shares thereunder shall cease upon the expiration of eight years after the Grant Date, unless terminated earlier pursuant to another provision of this Stock Option Agreement.

(b) Option Period and Limitations on Exercise
                  The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Stock Option Agreement and in the
Plan), to the extent the Option is vested and has not terminated. Any limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the Grant Date of the Option, so as to accelerate the time at which the Option may be exercised. The time at which the Option may be exercised will be accelerated and the Option shall be exercisable, in whole or in part, at any time and from time to time prior to termination of the Option after termination of employment by reason of death of Optionee or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Optionee.

(c) Limitations on Exercise of Option
                  Notwithstanding the foregoing Sections, in no event may the Option be exercised: (i) in whole or in part, after eight years following the Grant Date, as set forth in Section 1 above, (ii) following termination of employment or other relationship for Cause (as defined below) or (iii) following termination of employment or other relationship except as provided in Sections 6(a), 6(b), and 6(c) below. For purposes of this Stock Option Agreement, "Cause" means (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between Optionee and the Corporation or any of its Affiliates.

(d) Method of Exercise
                  The Option may be exercised to the xtent that shares have become exercisable hereunder by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made (i) in cash or by certified check payable to the order of the Corporation; (ii) through the tender to the Corporation of shares of Stock, which, if acquired from the Corporation, have been owned for at least six
(6) months and which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in Sections 5(d)(i) and 5(d)(ii) hereof. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the Optionee shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. An individual holding or exercising the Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in
Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

6. TERMINATION OF THE SERVICE RELATIONSHIP

(a) Termination of Employment or Other Relationship
                  The Option shall remain exercisable for three (3) months following a termination of the employment or other relationship of the Optionee with the Corporation or any of its Affiliates, other than for Cause or by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), to the extent such Option was vested at the time of termination. At the end of such three (3) month period, the Option shall terminate unless notice is given exercising such Option, and such Optionee shall have no further right to purchase shares pursuant to such Option. If the termination of employment or other relationship is for Cause, the Option shall terminate on the termination of employment or other relationship. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of this Stock Option Agreement shall be determined by the Committee, which determination shall be final and conclusive.

(b) Rights in the Event of Death

                  If the Optionee dies while employed by, or in the service of, the Corporation or any of its Affiliates, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right at any time within one year after the date of such Optionee's death, and prior to termination of the Option pursuant to Section 5(a) above, to exercise, in whole or in part, any Option held by such Optionee t the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death.

(c) Rights in the Event of Disability
                  If the Optionee terminates employment or other relationship with the Corporation or any of its Affiliates by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Optionee, then such Optionee shall have the right, at any time within one year after such termination of employment or other relationship and prior to termination of the Option pursuant to Section 5(a) above, to exercise, in whole or in part, the Option held by such Optionee at the date of such termination of employment or other relationship, whether or not such Option was exercisable immediately prior to such termination of employment or other relationship. Whether a termination of employment or other relationship is to be considered by reason of "permanent and total disability" for purposes of this Stock Option Agreement shall be determined by the Committee, which determination shall be final and conclusive.





            (d) Options Granted Pursuant to our Employment Agreement

   All Options granted to Optionee pursuant to an employment agreement shall be exercisable for eight years from the date of this Agreement and sections 6 (a), 6 (b) and 6 (c) above shall not apply to those options.

7. TRANSFERABILITY
           Except as provided in this Section 8, during the lifetime of the Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option and no Option shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution. The Optionee may transfer all or part of an Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section 7 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 6 hereof the term "Optionee" shall be deemed to refer the transferee. The events of termination of the
Service  Relationship  of Section 6 hereof  shall  continue  to be applied  with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Section 5(b). For purposes of this Stock Option Agreement, the term "Immediate Family Member" shall include the spouse, children and grandchildren of the Optionee.

8. PARACHUTE LIMITATIONS
           Notwithstanding any other provision of this Stock Option Agreement or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee and the Corporation or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this Section (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Corporation (or any Subsidiary) for the direct or indirect compensation of the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, the Option and any right to receive any payment or other benefit under this Stock Option Agreement shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for Optionee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Stock Option Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Corporation under this Stock Option Agreement, the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by Optionee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Stock Option Agreement , in conjunction with all other rights, payments, or benefits to or for the Optionee under the Plan, any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Stock Option Agreement that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Stock Option Agreement, the Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Stock Option Agreement be deemed to be a Parachute Payment.

9. REQUIREMENTS OF LAW
                  The Corporation shall not be required to sell or issue any securities under the Option if the sale or issuance of such securities would constitute a violation by the Optionee, the individual exercising the Option, or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any securities subject to the Option upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of securities hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the 1933 Act, upon the exercise of the Option, unless a registration statement under such act is in effect with respect to the securities covered by the Option, the Corporation shall not be required to sell or issue such securities unless the Committee has received evidence satisfactory to it that the holder of such Option may acquire such securities pursuant to an exemption from registration under such act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of securities pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable until the securities covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

10. EFFECT OF CHANGES IN CAPITALIZATION

(a) Changes in Stock

                  If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation on account of any recapitalization, reclassification, s ock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the date of grant of the Option, the number and kind of shares of Stock for which the Option was granted shall be adjusted proportionately and accordingly so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in the Option shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per share.

(b) Reorganization in Which the Corporation Is the Surviving
Corporation

                  Subject to Subsection 10(c) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, or consolidation of the Corporation with one or more other corporations, the Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionat adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

(c) Dissolution, Liquidation, Sale of Assets, Reorganization in
Which the Corporation Is Not the Surviving Corporation,
Etc.
                  Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the Board of Directors and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall continue and/or be assumed, or there shall be a substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Committee shall send written notice of an event covered by this Section not later than the time at which the Corporation gives notice thereof to its stockholders.

(d) Adjustments
                  Adjustments under this Section 10 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

(e) No Limitations on Corporation
                  The grant of the Option shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

11. DISCLAIMER OF RIGHTS
                  No provision in this Stock Option Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Corporation or any of its Affiliates, or to interfere in any way with any contractual or other right or authority of the Corporation or any of its Affiliates either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any of its Affiliates. In addition, notwithstanding anything contained in the Plan to the contrary, the Option shall not be affected by any change of duties or position of the Optionee (including a transfer to or from the Corporation or any of its Affiliates), so long as such Optionee continues to be an employee of, or otherwise in the service of, the Corporation or any of its Affiliates.

12. FORFEITURE OF RIGHTS
                  The Corporation at any time shall have the right to ca se a forfeiture of the rights of the Optionee on account of the Optionee taking actions in competition with the Corporation. Unless otherwise specified in an employment or other agreement between the Corporation and the Optionee, the Optionee takes actions in competition with the Corporation if he or she directly or indirectly owns any interest in, operates, joins, controls or participates as a partner, director, principal, officer, or agent of, enters into the employment of, acts as a consultant to, or performs any services for, any entity which has material operations which compete with any business in which the Corporation or any of its Subsidiaries is engaged during the Optionee's employment or other relationship with the Corporation or any of its Affiliates or at the time of the Optionee's termination of employment or other relationship.

13. CAPTIONS
                  The use of captions in this Stock Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of such Stock Option Agreement.

14. WITHHOLDING OF TAXES
                  The Corporation shall have the right to deduct from payments of any kind otherwise due to an Optionee any federal, state, or local taxes of any kind required by law to be withheld with respect to any payments, distributions and property transferred under this Stock Option Agreement. At the time of exercise, the Opt onee shall pay to the Corporation any amount that the Corporation may reasonably determine to be necessary to satisfy such withholding obligation.

15. SEVERABILITY
                  If any provision of the Plan or this Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions thereof and hereof shall be severable and enforceable in a cordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16. INTERPRETATION OF THIS STOCK OPTION AGREEMENT
                  All decisions and interpretations made by t e Corporation or the Committee with regard to any question arising under the Plan or this Stock Option Agreement shall be final, binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein.

17. GOVERNING LAW
                  The validity and construction of this Stock Option Agreement shall be governed by the laws of the State of Delaware ut not including the choice of law rules thereof.

18. BINDING EFFECT
                  Subject to all restrictions provided for in this Stock Option Agreement, the Plan and by applicable law limiting assignmen and transfer of this Stock Option Agreement and the Option provided for herein, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

19. NOTICE
                  All notices or other communications which may be or are required to be given by any party to any other party pursuant to this Stock Option Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery or telecopier (fax), addressed as follows:

If to the Corporation:

Globalink, Inc.
9302 Lee Highway

Fairfax, Virginia 22031
Attention:  John F. McCarthy
Telecopy:  703-273-3405

If to Optionee:

At the address set forth below under Optionee's name at the foot of this Agreement.

Each party may designate by notice in writing a new address to which any notice or other communication may thereafter be so given. Each notice or other communication which shall be mailed, delivered or transmitted in the manner described above, shall be deemed sufficiently given for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of personal courier or, with respect to a telecopy, upon acknowledgment of receipt thereof and in all cases at such time as delivery is refused by the addressee upon presentation.

20. ENTIRE AGREEMENT
                  This Stock Option Agreement and the Plan together constitute the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Stock Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any provision hereof in writing to the extent that such wa ver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Stock Option Agreement, or caused this Stock Option Agreement to be duly executed and delivered in their name and on their behalf, as of the day and year first above written.

                                        Globalink, Inc.


                                        By: _____________________________
                                            Ronald W. Johnston, President


                                        Optionee:


                                        _________________________________

                                        Address for Notice to Optionee: